SUPPLEMENT TO THE
FIDELITY SELECT
PORTFOLIOS(registered trademark)
PROSPECTUS
DATED APRIL 29, 1995
Effective July 31, 1995, the following information supplements that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
John Avery has    been portfolio manager of     Chemicals since July 1995.
He joined Fidelity in January 1995. Previously, Mr. Avery was a domestic analyst at Putnam Investments from 1993 to December 1994, and he was an investment banking associate for Alex Brown & Sons from 1986 to 1991. He received an MBA from the Wharton School at the University of Pennsylvania in 1993.
   Effective January 3, 1996, the following information supplements that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Robert Ewing has been portfolio manager of Environmental Services since January 1996. Previously, he was an equity analyst following several different industries. Mr. Ewing joined Fidelity in 1990.
Effective July 31, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
David Felman has been    portfolio     manager of Telecommunications since
April 1994 and has been assisting on Magellan since January 1995. Previously, he managed Chemicals. Mr. Felman joined Fidelity as a research analyst in June 1993 after receiving his M.A. from Harvard University. He received his MBA from New York University in 1991.
Effective July 21, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34. Malcolm MacNaught has been portfolio manager of Precious Metals and Minerals since July 1981. He also manages Advisor Global Natural Resources, and he previously managed American Gold. Mr. MacNaught joined Fidelity in 1968.
Effective July 21, 1995, the following information supplements that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Lawrence Rakers has    been portfolio manager of     American Gold since
July 1995. He joined Fidelity as a research analyst in 1993. Previously, he was a project engineer for Loral Corporation from 1986 to 1993, and he received an MBA from Northeastern University in 1993.
   Effective December 28, 1995, the following information replaces that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Louis Salemy has been portfolio manager of Brokerage and Investment Management since December 1995 and Financial Services since December 1994. Previously, he managed Industrial Materials, Medical Delivery, and Regional Banks. Mr. Salemy joined Fidelity in 1992 as a research analyst covering the health care and metals industries. Before joining Fidelity, Mr. Salemy was a security analyst for Loomis, Sayles and Company.
   Effective January 3, 1996, the following information supplements that found in the section entitled "FMR and Its Affiliates," beginning on page P-34.
Remy Trafelet has been portfolio manager of Regional Banks since January 1996. Previously, he was an equity analyst following the regional banks and international oil industries. Mr. Trafelet joined Fidelity as a research associate in 1992, after receiving a B.A. from Dartmouth College.
The following information replaces the similar information found in the "Transaction Details" section beginning on page P-54.
FDC collects the proceeds from the fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
The following information replaces the similar information found in the section entitled "Exchange Restrictions," beginning on page P-55.
For cash management purposes, up to three business days may pass before exchange proceeds are paid from one Select fund to another, or to another Fidelity equity fund. Exchange proceeds are recorded in your shareholder account when the transaction occurs. Therefore, when you exchange from a stock fund to the money market fund, you will earn money market dividends immediately. When you exchange from the money market fund to a stock fund, you will not earn money market dividends during the three business-day period. This policy could increase the volatility of the money market fund's yield.
The following information replaces the similar information found in the "Waivers" section beginning on page P-56.
6. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.